UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 5, 2019

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	PINC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05.	Costs Associated with Exit or Disposal Activities

On May 6, 2019, Premier, Inc. (the “Company”) announced that it had finalized and committed to a plan to sell (the “Asset Sale”) to ProCare Pharmacy, L.L.C., an affiliate of CVS Health Corporation, prescription files and records, pharmaceutical inventory and certain other assets (collectively, the “Assets”) used in the Company’s specialty pharmacy business (the “Specialty Pharmacy Business”) and to discontinue operations of, and wind down and exit from, the Specialty Pharmacy Business. On May 6, 2019, this information was communicated to the Company’s impacted employees whose employment was expected to be terminated in connection therewith. As previously announced, the Asset Sale closed on June 7, 2019. The Company received aggregate proceeds in connection with the Asset Sale, including the sale of the pharmaceutical inventory, of approximately $30 million during the fourth quarter of fiscal 2019, and received an additional approximately $4 million in fiscal 2020 from the transfer of additional pharmaceutical inventory.

As of the May 6, 2019 announcement, the Company expected to recognize in its fiscal year ending June 30, 2019, a non-cash impairment charge related to goodwill, purchased intangibles, internally developed software and other assets of the Specialty Pharmacy Business that were not sold or did not have an alternative use for the Company of approximately $87 million to $92 million (the “Non-Cash Impairment Charges”). The actual Non-Cash Impairment Charges recognized by the Company in the fiscal year ended June 30, 2019 were approximately $86 million. No additional Non-Cash Impairment Charges related to the wind down and exit from the Specialty Pharmacy Business are expected in fiscal 2020.

As of the May 6, 2019 announcement, the Company expected to recognize (including cost incurred prior to the announcement) a total of approximately $11 million to $15 million of expenses related to the Asset Sale and exit of the Specialty Pharmacy Business, primarily related to severance and retention benefits and financial advisor fees and legal fees (the “Exit Expenses”). The actual Exit Expenses recognized by the Company in its fiscal year ended June 30, 2019 were approximately $9 million. The Company expects to incur up to an additional approximately $5 million in fiscal 2020 primarily associated with severance, retention and exiting of certain leases.

As of the May 6, 2019 announcement, the Company expected, on an after-tax basis, the total Non-Cash Impairment Charges and Exit Expenses incurred in connection with the Asset Sale and exit of the Specialty Pharmacy Business to be in the range of $75 million to $82 million. The actual Non-Cash Impairment Charges and Exit Expenses, on an after-tax basis, recognized by the Company in its fiscal year ended June 30, 2019 were $65 million. The Company expects to incur, on an after-tax basis, additional $4 million expenses in fiscal year 2020. The lower than anticipated after-tax expense was primarily due to a more favorable estimated tax benefit.

Item 2.06.	Material Impairments

The information required by Item 2.06 is included under Item 2.05 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

Updated Expected Financial Impact

As of the Company’s fiscal third-quarter financial results conference call with investors, held May 7, 2019, the Company estimated that its decision to exit the specialty pharmacy business would reduce fiscal 2019 annual consolidated net revenue by approximately $470 million on an annualized basis. Cash flow, non-GAAP adjusted EBITDA and non-GAAP fully distributed earnings per share were not expected to be materially impacted. As of the date of this report, the actual impacts, for the period from July 1, 2018 through the close date of June 7, 2019, are expected to be as follows:

•	Supply Chain segment and consolidated net revenue for the year ended June 30, 2019, were negatively impacted by approximately $428.5 million(a);

•	Pre-tax income was positively impacted by approximately $76.3 million;

•	Non-GAAP Adjusted EBITDA was positively impacted by approximately $8.1 million;

•	Non-GAAP Adjusted Fully Distributed Earnings per Share was positively impacted by approximately $0.05; and

•	Cash provided by operating activities was negatively impacted by approximately $12.0 million.

(a)

The initially disclosed expected annualized specialty pharmacy revenue impact was approximately $470 million. Actual revenue through the date the Asset Sale closed on June 7, 2019 was $428.5 million, or approximately $460 million on an annualized basis as a result of some performance deterioration following announcement of the divestiture.

Impact of Specialty Pharmacy Exit on Fiscal 2019 Guidance

Based the Company’s preliminary results for (i) the year ended June 30, 2019 and (ii) the expected financial impact of the Asset Sale and exit of the Specialty Pharmacy Business, the Company has updated its Fiscal 2019 financial guidance as set forth below.

Fiscal 2019 Expected ASC 606 Financial Results Relative to Guidance Updated for Discontinued Operations*

(in millions, except per share data)	Fiscal 2019 guidance range, as of May 7, 2019, including specialty pharmacy operations	Expected Performance within guidance range as of May 7, 2019	Approximate impact of discontinued specialty pharmacy operations on fiscal 2019 results as of August 5, 2019	Expected fiscal 2019 financial results, excluding discontinued specialty pharmacy operations, as of August 5, 2019
Net Revenue:
Supply Chain Services Segment	$1,305.0 - $1,357.0	Near midpoint	Negative $428.5(1)	$852.0 - $855.0
Performance Services Segment	$350.0 - $364.0	Higher end	n/a	$360.0 - $363.0
Total Net Revenue	$1,655.0 - $1,721.0	Near midpoint	Negative $428.5(1)	$1,212.0 - $1,218.0

Non-GAAP adjusted EBITDA	$550.0 - $572.0	Lower end	Positive $8.1	$558.0 - $562.0
Non-GAAP adjusted fully distributed EPS	$2.55 - $2.67	Near midpoint	Positive $0.05	$2.63 - $2.66

(1)

The initially disclosed expected annualized specialty pharmacy revenue impact was approximately $470 million. Actual revenue through the date the Asset Sale closed on June 7, 2019 was $428.5 million, or approximately $460 million on an annualized basis as a result of some performance deterioration following announcement of the divestiture.

*

The company does not meaningfully reconcile guidance for non-GAAP adjusted EBITDA and non-GAAP adjusted fully distributed earnings per share to net income attributable to stockholders or earnings per share attributable to stockholders because the company cannot provide guidance for more significant reconciling items between net income attributable to stockholders and adjusted EBITDA and between earnings per share attributable to stockholders and non-GAAP adjusted fully distributed earnings per share without unreasonable effort. This is due to two primary reasons:

•

Reasonable guidance cannot be provided for reconciling the adjustment of redeemable limited partners’ capital to redemption amount – historically the largest adjustment in the reconciliation from non-GAAP to GAAP amounts – due to the fact that the increase or decrease in this item is based on the change in the number of Class B common units outstanding and change in stock price between quarters, which the company cannot predict, control or reasonably estimate.

•

Reasonable guidance cannot be provided for earnings per share attributable to stockholders because the ongoing quarterly member-owner exchange of Class B common units and corresponding Class B common stock into shares of Class A common stock impacts the number of shares of Class A common stock outstanding each quarter, which the company cannot predict, control or reasonably estimate. Member owners have the right, but not the obligation, to exchange class B common units on a quarterly basis, and the company has the discretion to settle any exchanged units for Class A common stock, cash, or a combination thereof, neither of which can be predicted, controlled or reasonably estimated at this time.

Pursuant to the rules and regulations of the SEC, the information furnished pursuant to Item 7.01 of this report is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Use and Definition of Non-GAAP Measures

Premier uses EBITDA, adjusted EBITDA, segment adjusted EBITDA, adjusted fully distributed net income, and adjusted fully distributed earnings per share to facilitate a comparison of the company’s operating performance on a consistent basis from period to period and to provide measures that, when viewed in combination with its results prepared in accordance with GAAP, allow for a more complete understanding of factors and trends affecting the company’s business than GAAP measures alone. The company believes adjusted EBITDA and segment adjusted EBITDA assist its board of directors, management and investors in comparing the company’s operating performance on a consistent basis from period to period by removing the impact of the company’s asset base (primarily depreciation and amortization) and items outside the control of management (taxes), as well as other non-cash (impairment of intangible assets and purchase accounting adjustments) and non-recurring items, from operating results.

EBITDA is defined as net income before loss from discontinued operations, net of tax, interest and investment income, net, income tax expense, depreciation and amortization and amortization of purchased intangible assets. Adjusted EBITDA is defined as EBITDA before merger and acquisition related expenses and non-recurring, non-cash or non-operating items, and including equity in net income (or loss) of unconsolidated affiliates. For all Non-GAAP financial measures, we consider non-recurring items to be income or expenses and other items that have not been earned or incurred within the prior two years and are not expected to recur within the next two years. Such items include certain strategic and financial restructuring expenses. Non-operating items include gains or losses on the disposal of assets and interest and investment income or expense.

Segment adjusted EBITDA is defined as the segment’s net revenue less cost of revenue and operating expenses directly attributable to the segment, excluding depreciation and amortization, amortization of purchased intangible assets, merger and acquisition related expenses and non-recurring or non-cash items, and including equity in net income of unconsolidated affiliates. Operating expenses directly attributable to the segment include expenses associated with sales and marketing, general and administrative, and product development activities specific to the operation of each segment. General and administrative corporate expenses that are not specific to a particular segment are not included in the calculation of segment adjusted EBITDA. Adjusted EBITDA is a supplemental financial measure used by the company and by external users of the company’s financial statements.

Management considers adjusted EBITDA an indicator of the operational strength and performance of the company’s business. Adjusted EBITDA allows management to assess performance without regard to financing methods and capital structure and without the impact of other matters that management does not consider indicative of the operating performance of the business. Segment adjusted EBITDA is the primary earnings measure used by management to evaluate the performance of the company’s business segments.

In addition, adjusted fully distributed net income and adjusted fully distributed earnings per share eliminate the variability of non-controlling interest as a result of member owner exchanges of Class B common units and corresponding Class B common stock into shares of Class A common stock and other potentially dilutive equity transactions which are outside of management’s control. Adjusted fully distributed net income is defined as net income attributable to Premier (i) excluding loss from discontinued operations, net, (ii) excluding income tax expense, (iii) excluding the impact of adjustment of redeemable limited partners’ capital to redemption amount, (iv) excluding the effect of non-recurring and non-cash items, (v) assuming the exchange of all the Class B common units for shares of Class A common stock, which results in the elimination of non-controlling interest in Premier LP, and (vi) reflecting an adjustment for income tax expense on non-GAAP fully distributed net income before income taxes at the company’s estimated effective income tax rate. We define adjusted fully distributed earnings per share as adjusted fully distributed net income divided by diluted weighted average shares. These measures assist our board of directors, management and investors in comparing our net income and earnings per share on a consistent basis from period to period because these measures remove non-cash and non-recurring items, and eliminate the variability of non-controlling interest that results from member owner exchanges of Class B common units into shares of Class A common stock.

Readers should not rely on any single financial measure to evaluate the company’s business. In addition, the non-GAAP financial measures used in this release are susceptible to varying calculations and may differ from, and may therefore not be comparable to, similarly titled measures used by other companies. Further information on Premier’s use of non-GAAP financial measures is available in the “Our Use of Non-GAAP Financial Measures” section of Premier’s most recent Form 10-K and Form 10-Q filings.

Forward-Looking Statements

Statements made in this release that are not statements of historical or current facts, such as those related to the matters set forth under Items 2.05, 2.06 and 7.01 above regarding the expected financial performance, the expected financial impact, impairment and exit costs related to our decision to exit the specialty pharmacy business and the statements under the “Impact of Specialty Pharmacy Exit on Fiscal 2019 Guidance,” are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential factors that could affect Premier’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including those discussed under the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” section of Premier’s Form 10-K for the year ended June 30, 2018 as well as the Form 10-Q for the quarter ended March 31, 2019 each filed with the SEC, and also made available on Premier’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

	By:	/s/ Susan D. DeVore
	Name:	Susan D. DeVore
	Title:	Chief Executive Officer

Date: August 5, 2019